Exhibit 10.4

Shaoyi Zhang. traducteur agrée de l'Ordre des Traducteurs et Interprètes du Quebec (OTTIAQ)
Numero d' identification: 5070
Adresse : 28 rue du Manoir. Delson, QC., J5B 1B1, Télé: (514) 651-5569   Email  joyzhang55@yahoo.ca
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Translation

People's Republic of China

MINING LICENSE

License No. 03400002009114110049341

Owner of mining right: Jingxian Xinzhou Gold Co. Ltd.
Address: Wuxi Village, Langqiao Town, Jing County
Mine: Gold mine
Name of mine: Wuxi Gold Mine
Mining type: Underground mining
Production scope: 60,000 tons/year
Legal form: Corporation of limited responsibility
Area of mine: 0.7440 square kilometer
Validity: three years, from November 20, 2014 to November 20, 2017

Issuing authority: Mining Resources Department of Anhui Province (Seal) November 5, 2014

I hereby attest that this is a true and accurate translation, from Chinese into English, of the attached document of which I have seen the original.